SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On March 15, 2022, the group completed a special distribution (the “special distribution”) whereby Brookfield Business Partners L.P unitholders of record as of March 7, 2022 received one class A exchangeable subordinated voting share of BBUC (“exchangeable shares”) for every two units held.
Prior to the special distribution, the company amended its articles of incorporation to provide for the exchangeable shares, class B shares and class C shares. See Note 29 (i) and (ii) below for further details. A subsidiary of the partnership contributed cash of $221 million to the company in exchange for a non-interest bearing demand promissory note of the company. The company issued 73.1 million exchangeable shares and cash to the subsidiary of the partnership to settle the $221 million non-interest bearing demand promissory note along with the $1,860 million of non-interest bearing demand promissory notes issued in November 2021. The approximate 7 million common shares of the company were converted into 25.8 million class C shares and the subsidiary of the partnership subscribed for one class B share of the company for nominal consideration. The subsidiary of the partnership then distributed the exchangeable shares to Brookfield Business L.P. (“Holding LP”).
Immediately prior to the special distribution, the partnership received exchangeable shares through a distribution by Holding LP (the “Holding LP Distribution”), of the exchangeable shares to all the holders of its equity units. As a result of the Holding LP Distribution, (i) Brookfield and its subsidiaries (other than entities within the group) received approximately 34.9 million exchangeable shares and (ii) the partnership received approximately 38.2 million exchangeable shares, which it subsequently distributed to its unitholders pursuant to the special distribution. Immediately following the special distribution, (i) holders of units, excluding Brookfield, held approximately 35.3% of the issued and outstanding exchangeable shares of the company, (ii) Brookfield and its affiliates held approximately 64.7% of the issued and outstanding exchangeable shares, and (iii) a subsidiary of the partnership owned all of the issued and outstanding class B multiple voting shares, or class B shares, which represent a 75% voting interest in the company, and all of the issued and outstanding class C non-voting shares, or class C shares, of the company. The class C shares entitle the partnership to all of the residual value in the company after payment in full of the amount due to holders of exchangeable shares and class B shares.
Holders of exchangeable shares hold an aggregate 25% voting interest in the company. Immediately after the special distribution, Brookfield, through its ownership of exchangeable shares, holds an approximate 16% voting interest in the company. Holders of exchangeable shares, excluding Brookfield, hold an approximate 9% aggregate voting interest in the company. Together, Brookfield and Brookfield Business Partners hold an approximate 91% voting interest in the company.
The following describes the agreements resulting from the special distribution:
i)Class A exchangeable subordinate voting shares
At any time, holders of exchangeable shares shall have the right to exchange all or a portion of their exchangeable shares for one unit of the partnership per exchangeable share held or its cash equivalent based on the NYSE closing price of one unit on the date that the request for exchange is received. Due to their exchangeable features, the exchangeable shares are classified as liabilities.
The BBUC Board has the right upon sixty (60) days’ prior written notice to holders of exchangeable shares to redeem all of the then outstanding exchangeable shares at any time and for any reason, in its sole discretion and subject to applicable law, including without limitation following the occurrence of certain redemption events.
The exchangeable shares of BBUC are listed on the New York Stock Exchange and the Toronto Stock Exchange under the symbol “BBUC”.
ii)Class B shares and class C shares
At any time, holders of class B shares and class C shares will have the right to redeem for cash in an amount equal to the market price of a unit. Due to this cash redemption feature, both class B shares and class C shares will be classified as financial liabilities. However, class C shares, the most subordinated class of all common shares, meet certain qualifying criteria and will be presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32, Financial instruments: presentation.
iii)Credit facilities
Prior to the special distribution, the company entered into two credit agreements with Brookfield Business Partners, one as borrower and one as lender, each providing for a ten-year revolving $1 billion credit facility to facilitate the movement of cash within the group. The credit facility will permit the company to borrow up to $1 billion from Brookfield Business Partners and the other will constitute an operating credit facility that will permit Brookfield Business Partners to borrow up to $1 billion from the company. Each credit facility will contemplate potential deposit arrangements pursuant to which the lender thereunder would, with the consent of the borrower, deposit funds on a demand basis to such borrower’s account at a reduced rate of interest.
iv)Equity Commitment
Prior to the completion of the special distribution, Brookfield Business Partners provided the company an equity commitment in the amount of $2 billion. The equity commitment may be called by the company in exchange for the issuance of a number of class C shares or preferred shares, as the case may be, to Brookfield Business Partners, corresponding to the amount of the equity commitment called divided (i) in the case of a subscription for class C shares, by the volume-weighted average of the trading price for one exchangeable share on the principal stock exchange on which the exchangeable shares are listed for the five (5) days immediately preceding the date of the call, and (ii) in the case of a subscription for preferred shares, $25.00 per share. The equity commitment will be available in minimum amounts of $10 million and the amount available under the equity commitment will be reduced permanently by the amount so called. Before funds may be called on the equity commitment, a number of conditions precedent must be met, including that Brookfield Business Partners continues to control the company and has the ability to elect a majority of the Board of Directors.
v)Other arrangements with Brookfield
Wholly-owned subsidiaries of Brookfield will provide management services to the company pursuant to the partnership’s existing master services agreement, or the Master Services Agreement. There will be no change in how the base management fee and incentive distribution fees are calculated, though the company is responsible for reimbursing the partnership for its proportionate share of the total base management fee. The company’s proportionate share of the base management fee will be calculated on the basis of the value of our company’s business relative to that of the partnership.
Further details of the Master Services Agreements are described in Note 23, Related Party Transactions.
vi)Credit guarantee agreement
A wholly-owned subsidiary of the company fully and unconditionally guaranteed the obligations of the partnership under the partnership’s $2,075 million bilateral credit facilities with global banks and its $1 billion revolving acquisition credit facility with Brookfield.